Exhibit (a)(99)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: The Board of Directors of the Corporation (the “Board of Directors”), at a meeting duly convened and held on April 21-22, 2021 adopted resolutions which:

(a)       authorized the elimination of one (1) portfolio of common stock of the Corporation, consisting of six (6) classes, designated as Emerging Markets Small Cap Portfolio – Class I, Emerging Markets Small Cap Portfolio – Class A, Emerging Markets Small Cap Portfolio – Class IS, Emerging Markets Small Cap Portfolio – Class C, Emerging Markets Small Cap Portfolio – Class T and Emerging Markets Small Cap Portfolio – Class IR (the “Liquidated Portfolio”), none of which portfolio or classes have any shares outstanding; and

(b)       authorized the reduction to zero of the number of shares of common stock classified as shares of the Liquidated Portfolio.

THIRD: The reduction to zero of the number of shares of the Liquidated Portfolio results in the decrease in the aggregate number of shares of common stock which the Corporation has authority to issue from one hundred eight billion (108,000,000,000) shares of common stock to one hundred five billion (105,000,000,000) shares of common stock.

FOURTH: As of immediately before the decrease in the number of authorized shares of the Liquidated Portfolios and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was one hundred eight billion (108,000,000,000) shares of common stock, par value $0.001 per share, having an aggregate par value of one hundred eight million dollars ($108,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio – Class I	500,000,000 shares
Active International Allocation Portfolio – Class A	1,000,000,000 shares
Active International Allocation Portfolio – Class L	500,000,000 shares
Active International Allocation Portfolio – Class IS	500,000,000 shares
Active International Allocation Portfolio – Class C	500,000,000 shares
Active International Allocation Portfolio – Class T	500,000,000 shares

Active International Allocation Portfolio – Class IR	500,000,000 shares
Advantage Portfolio – Class I	500,000,000 shares
Advantage Portfolio – Class A	1,000,000,000 shares
Advantage Portfolio – Class L	500,000,000 shares
Advantage Portfolio – Class IS	500,000,000 shares
Advantage Portfolio – Class C	500,000,000 shares
Advantage Portfolio – Class T	500,000,000 shares
Advantage Portfolio – Class IR	500,000,000 shares
Asia Opportunity Portfolio – Class I	500,000,000 shares
Asia Opportunity Portfolio – Class A	500,000,000 shares
Asia Opportunity Portfolio – Class IS	500,000,000 shares
Asia Opportunity Portfolio – Class C	500,000,000 shares
Asia Opportunity Portfolio – Class T	500,000,000 shares
Asia Opportunity Portfolio – Class IR	500,000,000 shares
China Equity Portfolio – Class I	500,000,000 shares
China Equity Portfolio – Class A	500,000,000 shares
China Equity Portfolio – Class IS	500,000,000 shares
China Equity Portfolio – Class C	500,000,000 shares
China Equity Portfolio – Class IR	500,000,000 shares
Counterpoint Global Portfolio – Class I	500,000,000 shares
Counterpoint Global Portfolio – Class A	500,000,000 shares
Counterpoint Global Portfolio – Class IS	500,000,000 shares
Counterpoint Global Portfolio – Class C	500,000,000 shares
Counterpoint Global Portfolio – Class T	500,000,000 shares
Counterpoint Global Portfolio – Class IR	500,000,000 shares
Developing Opportunity Portfolio – Class I	500,000,000 shares
Developing Opportunity Portfolio – Class A	500,000,000 shares
Developing Opportunity Portfolio – Class IS	500,000,000 shares
Developing Opportunity Portfolio – Class C	500,000,000 shares
Developing Opportunity Portfolio – Class IR	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IS	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class C	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class T	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IR	500,000,000 shares
Emerging Markets Leaders Portfolio – Class I	500,000,000 shares
Emerging Markets Leaders Portfolio – Class A	1,000,000,000 shares
2

Emerging Markets Leaders Portfolio – Class L	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio – Class C	500,000,000 shares
Emerging Markets Leaders Portfolio – Class T	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IR	500,000,000 shares
Emerging Markets Portfolio – Class I	500,000,000 shares
Emerging Markets Portfolio – Class A	1,000,000,000 shares
Emerging Markets Portfolio – Class L	500,000,000 shares
Emerging Markets Portfolio – Class IS	500,000,000 shares
Emerging Markets Portfolio – Class C	500,000,000 shares
Emerging Markets Portfolio – Class T	500,000,000 shares
Emerging Markets Portfolio – Class IR	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class I	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class A	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class IS	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class C	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class T	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class IR	500,000,000 shares
Global Concentrated Portfolio – Class I	500,000,000 shares
Global Concentrated Portfolio – Class A	500,000,000 shares
Global Concentrated Portfolio – Class IS	500,000,000 shares
Global Concentrated Portfolio – Class C	500,000,000 shares
Global Concentrated Portfolio – Class T	500,000,000 shares
Global Concentrated Portfolio – Class IR	500,000,000 shares
Global Core Portfolio – Class I	500,000,000 shares
Global Core Portfolio – Class A	500,000,000 shares
Global Core Portfolio – Class IS	500,000,000 shares
Global Core Portfolio – Class C	500,000,000 shares
Global Core Portfolio – Class T	500,000,000 shares
Global Core Portfolio – Class IR	500,000,000 shares
Global Endurance Portfolio – Class I	500,000,000 shares
Global Endurance Portfolio – Class A	500,000,000 shares
Global Endurance Portfolio – Class IS	500,000,000 shares
Global Endurance Portfolio – Class C	500,000,000 shares
Global Endurance Portfolio – Class T	500,000,000 shares
Global Endurance Portfolio – Class IR	500,000,000 shares
Global Focus Real Estate Portfolio – Class I	625,000,000 shares
Global Focus Real Estate Portfolio – Class A	625,000,000 shares
Global Focus Real Estate Portfolio – Class IS	625,000,000 shares
Global Focus Real Estate Portfolio – Class C	625,000,000 shares
Global Franchise Portfolio – Class I	500,000,000 shares
Global Franchise Portfolio – Class A	1,000,000,000 shares
Global Franchise Portfolio – Class L	500,000,000 shares
Global Franchise Portfolio – Class IS	500,000,000 shares
Global Franchise Portfolio – Class C	500,000,000 shares
Global Franchise Portfolio – Class T	500,000,000 shares
3

Global Franchise Portfolio – Class IR	500,000,000 shares
Global Infrastructure Portfolio – Class I	500,000,000 shares
Global Infrastructure Portfolio – Class A	1,000,000,000 shares
Global Infrastructure Portfolio – Class L	500,000,000 shares
Global Infrastructure Portfolio – Class IS	500,000,000 shares
Global Infrastructure Portfolio – Class C	500,000,000 shares
Global Infrastructure Portfolio – Class T	500,000,000 shares
Global Infrastructure Portfolio – Class IR	500,000,000 shares
Global Insight Portfolio – Class I	500,000,000 shares
Global Insight Portfolio – Class A	1,000,000,000 shares
Global Insight Portfolio – Class L	500,000,000 shares
Global Insight Portfolio – Class IS	500,000,000 shares
Global Insight Portfolio – Class C	500,000,000 shares
Global Insight Portfolio – Class T	500,000,000 shares
Global Insight Portfolio – Class IR	500,000,000 shares
Global Opportunity Portfolio – Class I	500,000,000 shares
Global Opportunity Portfolio – Class A	1,000,000,000 shares
Global Opportunity Portfolio – Class L	500,000,000 shares
Global Opportunity Portfolio – Class IS	500,000,000 shares
Global Opportunity Portfolio – Class C	500,000,000 shares
Global Opportunity Portfolio – Class T	500,000,000 shares
Global Opportunity Portfolio – Class IR	500,000,000 shares
Global Permanence Portfolio – Class I	500,000,000 shares
Global Permanence Portfolio – Class A	500,000,000 shares
Global Permanence Portfolio – Class IS	500,000,000 shares
Global Permanence Portfolio – Class C	500,000,000 shares
Global Permanence Portfolio – Class IR	500,000,000 shares
Global Real Estate Portfolio – Class I	500,000,000 shares
Global Real Estate Portfolio – Class A	1,000,000,000 shares
Global Real Estate Portfolio – Class L	500,000,000 shares
Global Real Estate Portfolio – Class IS	500,000,000 shares
Global Real Estate Portfolio – Class C	500,000,000 shares
Global Real Estate Portfolio – Class T	500,000,000 shares
Global Real Estate Portfolio – Class IR	500,000,000 shares
Global Sustain Portfolio – Class I	500,000,000 shares
Global Sustain Portfolio – Class A	500,000,000 shares
Global Sustain Portfolio – Class L	500,000,000 shares
Global Sustain Portfolio – Class IS	500,000,000 shares
Global Sustain Portfolio – Class C	500,000,000 shares
Global Sustain Portfolio – Class T	500,000,000 shares
Global Sustain Portfolio – Class IR	500,000,000 shares
Growth Portfolio – Class I	500,000,000 shares
Growth Portfolio – Class A	1,000,000,000 shares
Growth Portfolio – Class L	500,000,000 shares
Growth Portfolio – Class IS	500,000,000 shares
Growth Portfolio – Class C	500,000,000 shares
4

Growth Portfolio – Class T	500,000,000 shares
Growth Portfolio – Class IR	500,000,000 shares
Inception Portfolio – Class I	500,000,000 shares
Inception Portfolio – Class A	1,000,000,000 shares
Inception Portfolio – Class L	500,000,000 shares
Inception Portfolio – Class IS	500,000,000 shares
Inception Portfolio – Class C	500,000,000 shares
Inception Portfolio – Class T	500,000,000 shares
Inception Portfolio – Class IR	500,000,000 shares
International Advantage Portfolio – Class I	500,000,000 shares
International Advantage Portfolio – Class A	1,000,000,000 shares
International Advantage Portfolio – Class L	500,000,000 shares
International Advantage Portfolio – Class IS	500,000,000 shares
International Advantage Portfolio – Class C	500,000,000 shares
International Advantage Portfolio – Class T	500,000,000 shares
International Advantage Portfolio – Class IR	500,000,000 shares
International Equity Portfolio – Class I	500,000,000 shares
International Equity Portfolio – Class A	1,000,000,000 shares
International Equity Portfolio – Class L	500,000,000 shares
International Equity Portfolio – Class IS	500,000,000 shares
International Equity Portfolio – Class C	500,000,000 shares
International Equity Portfolio – Class T	500,000,000 shares
International Equity Portfolio – Class IR	500,000,000 shares
International Opportunity Portfolio – Class I	500,000,000 shares
International Opportunity Portfolio – Class A	1,000,000,000 shares
International Opportunity Portfolio – Class L	500,000,000 shares
International Opportunity Portfolio – Class IS	500,000,000 shares
International Opportunity Portfolio – Class C	500,000,000 shares
International Opportunity Portfolio – Class T	500,000,000 shares
International Opportunity Portfolio – Class IR	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class I	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class A	1,000,000,000 shares
Next Gen Emerging Markets Portfolio – Class L	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IS	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class C	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class T	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IR	500,000,000 shares
Permanence Portfolio – Class I	500,000,000 shares
Permanence Portfolio – Class A	500,000,000 shares
Permanence Portfolio – Class IS	500,000,000 shares
Permanence Portfolio – Class C	500,000,000 shares
Permanence Portfolio – Class IR	500,000,000 shares
Real Assets Portfolio – Class I	500,000,000 shares
Real Assets Portfolio – Class A	500,000,000 shares
Real Assets Portfolio – Class IS	500,000,000 shares
Real Assets Portfolio – Class C	500,000,000 shares
5

Real Assets Portfolio – Class T	500,000,000 shares
Real Assets Portfolio – Class IR	500,000,000 shares
US Core Portfolio – Class I	500,000,000 shares
US Core Portfolio – Class A	500,000,000 shares
US Core Portfolio – Class IS	500,000,000 shares
US Core Portfolio – Class C	500,000,000 shares
US Core Portfolio – Class T	500,000,000 shares
US Core Portfolio – Class IR	500,000,000 shares
U.S. Real Estate Portfolio – Class I	500,000,000 shares
U.S. Real Estate Portfolio – Class A	1,000,000,000 shares
U.S. Real Estate Portfolio – Class L	500,000,000 shares
U.S. Real Estate Portfolio – Class IS	500,000,000 shares
U.S. Real Estate Portfolio – Class C	500,000,000 shares
U.S. Real Estate Portfolio – Class T	500,000,000 shares
U.S. Real Estate Portfolio – Class IR	500,000,000 shares
Total	108,000,000,000 shares

FIFTH: After giving effect to the decrease in the number of authorized shares of stock of the Liquidated Portfolio and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation has authority to issue is one hundred five billion (105,000,000,000) shares of common stock, par value $0.001 per share, having an aggregate par value of one hundred five million dollars ($105,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Active International Allocation Portfolio – Class I	500,000,000 shares
Active International Allocation Portfolio – Class A	1,000,000,000 shares
Active International Allocation Portfolio – Class L	500,000,000 shares
Active International Allocation Portfolio – Class IS	500,000,000 shares
Active International Allocation Portfolio – Class C	500,000,000 shares
Active International Allocation Portfolio – Class T	500,000,000 shares
Active International Allocation Portfolio – Class IR	500,000,000 shares
Advantage Portfolio – Class I	500,000,000 shares
Advantage Portfolio – Class A	1,000,000,000 shares
Advantage Portfolio – Class L	500,000,000 shares
Advantage Portfolio – Class IS	500,000,000 shares
Advantage Portfolio – Class C	500,000,000 shares
Advantage Portfolio – Class T	500,000,000 shares
Advantage Portfolio – Class IR	500,000,000 shares
Asia Opportunity Portfolio – Class I	500,000,000 shares
Asia Opportunity Portfolio – Class A	500,000,000 shares
6

Asia Opportunity Portfolio – Class IS	500,000,000 shares
Asia Opportunity Portfolio – Class C	500,000,000 shares
Asia Opportunity Portfolio – Class T	500,000,000 shares
Asia Opportunity Portfolio – Class IR	500,000,000 shares
China Equity Portfolio – Class I	500,000,000 shares
China Equity Portfolio – Class A	500,000,000 shares
China Equity Portfolio – Class IS	500,000,000 shares
China Equity Portfolio – Class C	500,000,000 shares
China Equity Portfolio – Class IR	500,000,000 shares
Counterpoint Global Portfolio – Class I	500,000,000 shares
Counterpoint Global Portfolio – Class A	500,000,000 shares
Counterpoint Global Portfolio – Class IS	500,000,000 shares
Counterpoint Global Portfolio – Class C	500,000,000 shares
Counterpoint Global Portfolio – Class T	500,000,000 shares
Counterpoint Global Portfolio – Class IR	500,000,000 shares
Developing Opportunity Portfolio – Class I	500,000,000 shares
Developing Opportunity Portfolio – Class A	500,000,000 shares
Developing Opportunity Portfolio – Class IS	500,000,000 shares
Developing Opportunity Portfolio – Class C	500,000,000 shares
Developing Opportunity Portfolio – Class IR	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IS	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class C	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class T	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IR	500,000,000 shares
Emerging Markets Leaders Portfolio – Class I	500,000,000 shares
Emerging Markets Leaders Portfolio – Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio – Class L	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio – Class C	500,000,000 shares
Emerging Markets Leaders Portfolio – Class T	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IR	500,000,000 shares
Emerging Markets Portfolio – Class I	500,000,000 shares
Emerging Markets Portfolio – Class A	1,000,000,000 shares
Emerging Markets Portfolio – Class L	500,000,000 shares
Emerging Markets Portfolio – Class IS	500,000,000 shares
Emerging Markets Portfolio – Class C	500,000,000 shares
7

Emerging Markets Portfolio – Class T	500,000,000 shares
Emerging Markets Portfolio – Class IR	500,000,000 shares
Global Concentrated Portfolio – Class I	500,000,000 shares
Global Concentrated Portfolio – Class A	500,000,000 shares
Global Concentrated Portfolio – Class IS	500,000,000 shares
Global Concentrated Portfolio – Class C	500,000,000 shares
Global Concentrated Portfolio – Class T	500,000,000 shares
Global Concentrated Portfolio – Class IR	500,000,000 shares
Global Core Portfolio – Class I	500,000,000 shares
Global Core Portfolio – Class A	500,000,000 shares
Global Core Portfolio – Class IS	500,000,000 shares
Global Core Portfolio – Class C	500,000,000 shares
Global Core Portfolio – Class T	500,000,000 shares
Global Core Portfolio – Class IR	500,000,000 shares
Global Endurance Portfolio – Class I	500,000,000 shares
Global Endurance Portfolio – Class A	500,000,000 shares
Global Endurance Portfolio – Class IS	500,000,000 shares
Global Endurance Portfolio – Class C	500,000,000 shares
Global Endurance Portfolio – Class T	500,000,000 shares
Global Endurance Portfolio – Class IR	500,000,000 shares
Global Focus Real Estate Portfolio – Class I	625,000,000 shares
Global Focus Real Estate Portfolio – Class A	625,000,000 shares
Global Focus Real Estate Portfolio – Class IS	625,000,000 shares
Global Focus Real Estate Portfolio – Class C	625,000,000 shares
Global Franchise Portfolio – Class I	500,000,000 shares
Global Franchise Portfolio – Class A	1,000,000,000 shares
Global Franchise Portfolio – Class L	500,000,000 shares
Global Franchise Portfolio – Class IS	500,000,000 shares
Global Franchise Portfolio – Class C	500,000,000 shares
Global Franchise Portfolio – Class T	500,000,000 shares
Global Franchise Portfolio – Class IR	500,000,000 shares
Global Infrastructure Portfolio – Class I	500,000,000 shares
Global Infrastructure Portfolio – Class A	1,000,000,000 shares
Global Infrastructure Portfolio – Class L	500,000,000 shares
Global Infrastructure Portfolio – Class IS	500,000,000 shares
Global Infrastructure Portfolio – Class C	500,000,000 shares
Global Infrastructure Portfolio – Class T	500,000,000 shares
Global Infrastructure Portfolio – Class IR	500,000,000 shares
Global Insight Portfolio – Class I	500,000,000 shares
Global Insight Portfolio – Class A	1,000,000,000 shares
Global Insight Portfolio – Class L	500,000,000 shares
Global Insight Portfolio – Class IS	500,000,000 shares
Global Insight Portfolio – Class C	500,000,000 shares
Global Insight Portfolio – Class T	500,000,000 shares
Global Insight Portfolio – Class IR	500,000,000 shares
Global Opportunity Portfolio – Class I	500,000,000 shares
8

Global Opportunity Portfolio – Class A	1,000,000,000 shares
Global Opportunity Portfolio – Class L	500,000,000 shares
Global Opportunity Portfolio – Class IS	500,000,000 shares
Global Opportunity Portfolio – Class C	500,000,000 shares
Global Opportunity Portfolio – Class T	500,000,000 shares
Global Opportunity Portfolio – Class IR	500,000,000 shares
Global Permanence Portfolio – Class I	500,000,000 shares
Global Permanence Portfolio – Class A	500,000,000 shares
Global Permanence Portfolio – Class IS	500,000,000 shares
Global Permanence Portfolio – Class C	500,000,000 shares
Global Permanence Portfolio – Class IR	500,000,000 shares
Global Real Estate Portfolio – Class I	500,000,000 shares
Global Real Estate Portfolio – Class A	1,000,000,000 shares
Global Real Estate Portfolio – Class L	500,000,000 shares
Global Real Estate Portfolio – Class IS	500,000,000 shares
Global Real Estate Portfolio – Class C	500,000,000 shares
Global Real Estate Portfolio – Class T	500,000,000 shares
Global Real Estate Portfolio – Class IR	500,000,000 shares
Global Sustain Portfolio – Class I	500,000,000 shares
Global Sustain Portfolio – Class A	500,000,000 shares
Global Sustain Portfolio – Class L	500,000,000 shares
Global Sustain Portfolio – Class IS	500,000,000 shares
Global Sustain Portfolio – Class C	500,000,000 shares
Global Sustain Portfolio – Class T	500,000,000 shares
Global Sustain Portfolio – Class IR	500,000,000 shares
Growth Portfolio – Class I	500,000,000 shares
Growth Portfolio – Class A	1,000,000,000 shares
Growth Portfolio – Class L	500,000,000 shares
Growth Portfolio – Class IS	500,000,000 shares
Growth Portfolio – Class C	500,000,000 shares
Growth Portfolio – Class T	500,000,000 shares
Growth Portfolio – Class IR	500,000,000 shares
Inception Portfolio – Class I	500,000,000 shares
Inception Portfolio – Class A	1,000,000,000 shares
Inception Portfolio – Class L	500,000,000 shares
Inception Portfolio – Class IS	500,000,000 shares
Inception Portfolio – Class C	500,000,000 shares
Inception Portfolio – Class T	500,000,000 shares
Inception Portfolio – Class IR	500,000,000 shares
International Advantage Portfolio – Class I	500,000,000 shares
International Advantage Portfolio – Class A	1,000,000,000 shares
International Advantage Portfolio – Class L	500,000,000 shares
International Advantage Portfolio – Class IS	500,000,000 shares
International Advantage Portfolio – Class C	500,000,000 shares
International Advantage Portfolio – Class T	500,000,000 shares
International Advantage Portfolio – Class IR	500,000,000 shares
9

International Equity Portfolio – Class I	500,000,000 shares
International Equity Portfolio – Class A	1,000,000,000 shares
International Equity Portfolio – Class L	500,000,000 shares
International Equity Portfolio – Class IS	500,000,000 shares
International Equity Portfolio – Class C	500,000,000 shares
International Equity Portfolio – Class T	500,000,000 shares
International Equity Portfolio – Class IR	500,000,000 shares
International Opportunity Portfolio – Class I	500,000,000 shares
International Opportunity Portfolio – Class A	1,000,000,000 shares
International Opportunity Portfolio – Class L	500,000,000 shares
International Opportunity Portfolio – Class IS	500,000,000 shares
International Opportunity Portfolio – Class C	500,000,000 shares
International Opportunity Portfolio – Class T	500,000,000 shares
International Opportunity Portfolio – Class IR	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class I	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class A	1,000,000,000 shares
Next Gen Emerging Markets Portfolio – Class L	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IS	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class C	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class T	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IR	500,000,000 shares
Permanence Portfolio – Class I	500,000,000 shares
Permanence Portfolio – Class A	500,000,000 shares
Permanence Portfolio – Class IS	500,000,000 shares
Permanence Portfolio – Class C	500,000,000 shares
Permanence Portfolio – Class IR	500,000,000 shares
Real Assets Portfolio – Class I	500,000,000 shares
Real Assets Portfolio – Class A	500,000,000 shares
Real Assets Portfolio – Class IS	500,000,000 shares
Real Assets Portfolio – Class C	500,000,000 shares
Real Assets Portfolio – Class T	500,000,000 shares
Real Assets Portfolio – Class IR	500,000,000 shares
US Core Portfolio – Class I	500,000,000 shares
US Core Portfolio – Class A	500,000,000 shares
US Core Portfolio – Class IS	500,000,000 shares
US Core Portfolio – Class C	500,000,000 shares
US Core Portfolio – Class T	500,000,000 shares
US Core Portfolio – Class IR	500,000,000 shares
U.S. Real Estate Portfolio – Class I	500,000,000 shares
U.S. Real Estate Portfolio – Class A	1,000,000,000 shares
U.S. Real Estate Portfolio – Class L	500,000,000 shares
U.S. Real Estate Portfolio – Class IS	500,000,000 shares
U.S. Real Estate Portfolio – Class C	500,000,000 shares
U.S. Real Estate Portfolio – Class T	500,000,000 shares
U.S. Real Estate Portfolio – Class IR	500,000,000 shares
Total	105,000,000,000 shares
10

SIXTH: The number of shares of stock of the Liquidated Portfolio, and the aggregate number of shares of stock of all classes that the Corporation has authority to issue, has been decreased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested to on its behalf by its Secretary on this 27th day of August, 2021.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ Michael J. Key
Michael J. Key
Vice President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, Vice President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ Michael J. Key
Michael J. Key
Vice President
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